SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 18, 1996


                    JACKSONVILLE BANCORP, INC.


TEXAS                       0 - 28070                        75-2632781
(State of
Incorporation)        (Commission File No.)                   (IRS No)



COMMERCE AND NECHES STREET          JACKSONVILLE, TEXAS          75766
(Address of Principal Executive Offices)                       (Zip Code)



                 (903) 586-9861
(Registrant's Telephone Number, Including Area Code)



                 NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

Item 5. OTHER EVENTS

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:
             (99) Press Release, dated  October 18, 1996



                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date:  10-18-96                             By: /s/ CHARLES BROADWAY
                                            Charles Broadway,
                                            Chief Executive Officer